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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ---------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 31, 2006
                                                   --------------------------

                             C-BASS 2006-CB6 Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                        Asset Backed Funding Corporation
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               (Exact Name of Depositor as Specified in Charter)

              Credit-Based Asset Servicing and Securitization LLC
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                (Exact Name of Sponsor as Specified in Charter)

        New York                   333-130524-01                75-2533468
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(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
 of Incorporation of                Number of            Identification No. of
   Issuing Entity)                Issuing Entity)             Depositor)

214 North Tryon Street, Charlotte, North Carolina              28255
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(Address of Principal Executive Offices)                    (Zip Code)


Depositor's telephone number, including area code        (704) 386-2400
                                                  -----------------------------


                                      N/A
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         (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9 - Financial Statements and Exhibits


Item 9.01         (c).     Exhibits

         (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

           5.1  Legality Opinion of Hunton & Williams LLP.

           8.1  Tax Opinion of Hunton & Williams LLP (included as part of
                Exhibit 5.1).

           23   Consent of Hunton & Williams LLP (included as part of
               Exhibit 5.1).



                            Signature page to follow

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ASSET BACKED FUNDING CORPORATION

                              By:      /s/ Bruce W. Good
                                   ---------------------------------------
                               Name: Bruce W. Good
                               Title: Vice President



Date:  July 31, 2006


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                        ASSET BACKED FUNDING CORPORATION

                                 EXHIBIT INDEX


Exhibit          Exhibit                                         Paper (P) or
  No.          Description                                      Electronic (E)
--------       ------------                                     --------------

5.1            Legality Opinion of Hunton & Williams LLP.             E
8.1            Tax Opinion of Hunton & Williams LLP                   E
               (included as part of Exhibit 5.1).
23             Consent of Hunton & Williams LLP                       E
               (included as part of Exhibit 5.1).